UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2026

GPO PLUS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-213744	37-1817132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

3571 E. Sunset Road, Suite 300 Las Vegas, Nevada	89120
(Address of principal executive offices)	(Zip Code)

855. 935. 4769
(Registrant’s telephone number, including area code)	(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01. Regulation FD Disclosure

On May 1, 2026, GPO Plus, Inc. (the “Company”) made available an updated Investor Memorandum dated May 1, 2026, , a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Also on May 1,, 2026, the Company issued a press release announcing the publication of the Investor Memorandum, a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The Investor Memorandum and press release are being furnished pursuant to Item 7.01 of Form 8-K includes forward-looking statements, and are intended to satisfy the public disclosure requirements of Regulation FD. The Investor Memorandum is provided for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

By furnishing the information contained in this Item 7.01, including Exhibits 99.1 and 99.2, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K or the exhibits hereto.

ITEM 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Investor Memorandum dated May 1, 2026.
99.2	Press Release dated May 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GPO Plus, Inc.

Date: May 1, 2026	By:	/s/ Brett H. Pojunis
Brett H. Pojunis, Chairman and Chief Executive Officer

3